SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 8, 2001
(Date of earliest event reported)



                           DVI Receivables Corp. VIII
             (Exact name of registrant as specified in its charter)


Delaware                          333-94523                         25-1824149
--------                          ---------                         ----------
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
of Incorporation)                File Number)              Identification No.)


                    2500 York Road, Jamison, Pennsylvania                 18929
                    --------------------------------------                -----
                   (Address of Principal Executive Office)           (Zip Code)


        Registrant's telephone number, including area code:(215) 488-5000
                                                           --------------

Item 5.           Other Events.
                  ------------

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits



                                    ITEM 601(A) OF
                                    REGULATION S-K
EXHIBIT NO.                         EXHIBIT NO.                        DESCRIPTION
-----------                         -----------                        -----------
    1                               25.1                               Statement of  eligibility,  of U.S. Bank Trust
                                                                       National  Association  on Form T-1  under  the
                                                                       Trust  Indenture  Act of 1939 of a Corporation
                                                                       designated to act as Trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            DVI RECEIVABLES CORP. VIII

                                            BY:     /s/ Matthew E. Goldenberg
                                                    -------------------------
                                            NAME:   Matthew E. Goldenberg
                                            TITLE:  Assistant Treasurer

Dated: November 8, 2001

                                  EXHIBIT INDEX


                              Item 601 (a) of Sequentially
Exhibit                       Regulation S-K                     Numbered
Number                        Exhibit No.                        Description
------                        -----------                        -----------
1                                   25.1                         Form T-1